SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2002

THE TJX COMPANIES, INC.
(Exact name of Registrant as specified in charter)

DELAWARE	1-4908	44-2207613

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. employer identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)

(508) 390-1000
Registrant’s Telephone Number (including area code)

N/A
(Former name or former address,
if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
SWORN STATEMENT BY PRINCIPAL EXECUTIVE OFFICER
SWORN STATEMENT BY PRINCIPAL FINANCIAL OFFICER

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    EXHIBITS

Exhibit Number	Title

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

ITEM 9.    REGULATION FD DISCLOSURE.

         On August 12, 2002, Edmond J. English, the President and Chief Executive Officer of The TJX Companies, Inc. (the “Company”), and Donald G. Campbell, the Company’s Executive Vice President and Chief Financial Officer, each submitted to the United States Securities and Exchange Commission (the “SEC”) a sworn statement, required by SEC Order 4-460 to be filed by chief executive officers and chief financial officers of 947 designated public companies, certifying as to the accuracy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 26, 2002, filed with the SEC on April 24, 2002, and all subsequent filings to date.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Donald G. Campbell

Donald G. Campbell Executive Vice President and Chief Financial Officer

Date: August 12, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings